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                                                                   Exhibit #99
                 	MONTHLY SERVICERS CERTIFICATE
                 	SERVICER:  NATIONSBANK, N.A.
                 	NATIONSBANK AUTO TRUST 1995-A

Pursuant to the Pooling and Servicing Agreement, dated as of December 6,1995 (as amended and supplemented, the "Pooling and Servicing Agreement") between NationsBank, N.A., NationsBank of Georgia,N.A.

NationsBank of Florida, N.A., and NationsBank of Texas, N.A. (as "Sellers"); NationsBank N.A. (as "Servicer"); and Chemical Bank (as "Trustee"), the Servicer
is required to prepare certain information each	month regarding distributions to
Certificateholders' and the performance of the Trust. The information with respect to the applicable Distribution Date and Due Period is set forth below.


Collection Period				                                                   Jul-96
Determination Date				                                                  8/8/96
Deposit Date	                                                       			8/14/96
Distribution Date		                                                  		8/15/96
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Pool Balance on the close of the last day of the
        preceding Collection Period			                           	763,343,444.97
Less:	Principal Collections		                                     	37,485,008.54
    		Purchase Amount allocable to Principal			                             0.00
   		 Realized Losses 			                                             711,611.22
                                                             -------------------
Pool Balance on the close of the last day of the
             Collection Period 	                      		          725,146,825.21
                                                             ===================
Original Pool Balance			                                       	1,066,816,806.33
Pool Factor		                                                        		67.97295%

Class A Certificate Balance
    		Beginning Class A Certificate Balance		                    	740,443,141.62
    		Class A Principal Distribution to Class A
              Distribution Account	                   	            37,050,721.17
                                                             -------------------
    		Ending Class A Certificate Balance		                       	703,392,420.45
Original Class A Certificate Balance			                        	1,034,812,302.14
Class A Pool Factor 			                                               	67.97295%

Class B Certificate Balance
    		Beginning Class B Certificate Balance		                     	22,900,303.35
    		Class B Principal Distribution to Class B
                Distribution Account	                	              1,145,898.59
                                                             -------------------
    		Ending Class B Certificate Balance		                        	21,754,404.76
Original Class B Certificate Balance			                           	32,004,504.19
Class B Pool Factor 				                                               67.97295%

Class A Pass-Through Rate                                            				5.8500%
Class B Pass-Through Rate			                                            	6.0000%

Class A Percentage		                                                  		97.0000%
Class B Percentage		                                                   		3.0000%

Available Interest
    		Collections and Liquidation Proceeds allocable
                     to interest		                                 	6,886,191.52
    		Recoveries                                                   			105,996.39
    		Purchase Amount allocable to Interest                              			0.00
                                                             -------------------
          			Total Interest Collections                           		6,992,187.91
Advances for the related Distribution Date		                         	928,761.41
Less:  Outstanding Advances to be reimbursed		                     	1,158,698.02
                                                             -------------------
          			Total Available Interest                             		6,762,251.30

Available Principal
    		Collections and Liquidation Proceeds allocable
                      to Principal	                               	37,485,008.54
    		Purchase Amount allocable to Principal			                             0.00
                                                             -------------------
          			Total Available Principal                           		37,485,008.54

Deposit to Certificate Account

Available Interest	                                               		6,762,251.30
Available Principal	                                             		37,485,008.54
Withdrawal from Reserve Account		                                          	0.00
Less:  Basic Servicing Fee to be withheld from Collections		         	636,119.54
          			Net Deposit to Certificate Account	                  	43,611,140.30

Class A Interest Distribution
Class A Monthly Interest		                                         	3,609,660.32
Class A Interest Carryover Shortfall		                                     	0.00
                                                             -------------------
          			Total	                                                	3,609,660.32

Class B Interest Distribution
Class B Monthly Interest		                                           	114,501.52
Class B Interest Carryover Shortfall			                                     0.00
                                                             -------------------
          			Total                                                  		114,501.52

Class A Principal Distribution
Class A Monthly Principal			                                       37,050,721.17
Class A Principal Carryover Shortfall from the
       preceding Distribution Date	                                       		0.00
                                                             -------------------
          			Total	                                               	37,050,721.17

Class B Principal Distribution
Class B Monthly Principal		                                        	1,145,898.59
Class B Principal Carryover Shortfall from the
       preceding Distribution Date                                       			0.00
                                                             -------------------
          			Total	                                                	1,145,898.59

Basic Servicing Fee (inc. unpaid amount from prior periods)		        	636,119.54

Distributions to the extent of Available Interest
           and Available Reserve Amount	(and Class B
           Percentage of Available Principal with respect
                 to Class A Interest Distribution)
     		Unpaid Basic Servicing Fee to Servicer		                      	636,119.54
     		Class A Interest Distribution to Class A
               Distribution Account	                               	3,609,660.32
     		Class B Interest Distribution to Class B
               Distribution Account	                                 	114,501.52

Distributions of Available Principal, Remaining Available
       Interest	and Remaining Available Reserve Amount
     		Class A Principal Distribution to Class A
               Distribution Account	                              	37,050,721.17
     		Class B Principal Distribution to Class B
               Distribution Account	                               	1,145,898.59

     		To Reserve Account up to Specified Reserve
                   Account Balance	                                        	0.00

     		Any Remaining Amounts to Sellers		                          	1,690,358.71

Specified Reserve Account Balance
     		Greater of:
     		(a) Reserve percentage applicable                                			4.00%
	      Pool Balance on last day of Collection Period times
                reserve percentage applicable		                   	29,005,873.01
     		(b) Lesser of: Deposit from Available Interest and
                      Available Principal
             			(i)  floor amount stated or		                      13,335,210.08
             			(ii) Pool Balance on last day of
                     Collection Period plus interest
                     through Scheduled Distribution Date	      	1,016,160,494.19
      		Specified Reserve Account Balance		                       	29,005,873.01

Reserve Account
        Beginning Balance			                                       30,533,737.80
      		Deposit from Available Interest and Available
                        Principal		                                        	0.00
      		Investment Earnings		                                        	128,485.73
      		Less:  Withdrawal from Reserve Account and deposit to
               Certificate Account to cover:
                			Accrued and unpaid Basic Servicing Fees	                	0.00
                			Amounts to be distributed to Certificateholders'	       	0.00
                			Reimb. to Servicer for Outstanding Advances
                        associated with Defaulted Accounts	           	48,535.47
Less: Withdrawal by Sellers of Excess of Reserve Account Balance
              Over Specified Reserve Account Balance	             		1,479,329.32
Less:  Withdrawal of Investment Earnings by Servicer		               	128,485.7
                                                             -------------------
Ending Balance			                                                  29,005,873.01
                                                             ===================

Available Reserve Account Balance			                              	29,005,873.01

Realized Losses	                                                   			711,611.22
Net Loss Ratio (annualized)
   		For the current Collection Period	                                  		0.98%
   		For the preceding Collection Period			                                1.19%
   		For the second preceding Collection Period                         			1.14%

Average Net Loss Ratio (Specified Reserve Account Balance
             increases if greater than 1.50%)	                          			1.10%

Delinquency Analysis
   		Number of Loans
         			   30 to 59 days past due 	                                   	1,341
         			   60 to 89 days past due                                      		255
         			   90 or more days past due                                    		230
                                                             -------------------
          			Total                                                       		1,826

     Principal Balance
         			   30 to 59 days past due 	                           	13,823,147.68
         			   60 to 89 days past due 		                            3,005,426.22
         			   90 or more days past due                           		2,735,959.39
                                                             -------------------
          			Total                                               		19,564,533.29

Delinquency Ratio
   		For the current Collection Period		                                  	0.79%
   		For the preceding Collection Period	                                		0.65%
   		For the second preceding Collection Period                         			0.57%
Average Delinquency Ratio (Specified Reserve Account Balance
           increases if greater than 1.25%)	                            			0.67%

Collateral Repossessed and Held by the Trust
   		Number                                                               			191
   		Principal Balance	                                           		2,210,770.06

Weighted Average Computations
   		Weighted Average Coupon		                                        	10.49780%
   		Weighted Average Original Term		                                      	59.2
   		Weighted Average Remaining Term                                    			40.02
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